SUPPLEMENT DATED JUNE 25, 2024 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2024 AND THE
CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK VIP TRUST

VanEck VIP Global Resources Fund
Initial Class Shares/Class S Shares

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck VIP Trust (the “Trust”) regarding VanEck VIP Global Resources Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective July 1, 2024 (the “Effective Date”), Van Eck Associates Corporation, the investment adviser to the Fund (the “Adviser”) has agreed to lower the management fee for the Fund from 1.00% to 0.95% of the first $500 million of average daily net assets of the Fund.

Accordingly, effective on the Effective Date, the Fund’s Summary Prospectus and Prospectus are supplemented as follows:

The “Annual Fund Operating Expenses” and “Expense Example” tables as included in the Fund’s Summary Prospectus and “Summary Information - Fund Fees and Expenses” section of the Fund’s Prospectus are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class S
Management Fees	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.12%	0.11%
Total Annual Fund Operating Expenses	1.07%	1.31%

EXPENSE EXAMPLE

	Share Status	1 Year	3 Years	5 Years	10 Years
Initial Class	Sold or Held	$109	$340	$590	$1,306
Class S	Sold or Held	$133	$415	$718	$1,579

The first paragraph included under the “How the Fund is Managed - Management of the Fund - Fees Paid to the Adviser” section of the Prospectus is hereby deleted and replaced with the following:

The Fund pays the Adviser a monthly fee at the annual rate of 0.95% of the first $500 million of the Fund’s average daily net assets, 0.90% of the next $250 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $750 million. This includes the fee paid to the Adviser for accounting and administrative services.

Additionally, the third paragraph of the section of the SAI entitled “Investment Advisory Services” is hereby deleted and replaced with the following:

The Adviser serves as investment manager to each Fund pursuant to an investment advisory agreement between the Trust and the Adviser (each, an “Advisory Agreement”). The advisory fee paid pursuant to each Advisory Agreement is computed daily and paid monthly to the Adviser by each Fund at the following annual rates: for VanEck VIP Emerging Markets Bond Fund, the Fund pays the Adviser a fee at the annual rate of 1.00% of the first $500 million of average daily net assets of the Fund, 0.90% on the next $250 million of average daily net assets and 0.70% of average daily net assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services; for VanEck VIP Global Resources Fund, the Fund pays the Adviser a fee at the annual rate of 0.95% of the first $500 million of average daily net assets of the Fund, 0.90% on the next $250 million of average daily net assets and 0.70% of average daily net assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services; for VanEck VIP Emerging Markets Fund, the Fund pays the Adviser a fee at an annual rate of 1.00% of average daily net assets of the Fund, which includes the fee paid to the Adviser for accounting and administrative services; and for VanEck VIP Global Gold Fund, the Fund pays the Adviser a fee at an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. For purposes of calculating these fees, the net assets of the VanEck VIP Global Gold Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio. Each class of a Fund’s shares pays its proportionate share of the Fund’s fee. Under each Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

Please retain this supplement for future reference.